                                                              [CLIENTSOFT LOGO]



                                                                  EXHIBIT 10.16


CLIENTSOFT INC.
8 SKYLINE DRIVE
HAWTHORNE, NY 10532




                         PROFESSIONAL SERVICE AGREEMENT
--------------------------------------------------------------------------------
CUSTOMER: GAINSCO, INC.         CONTACT:  RICK LAABS SENIOR VICE-PRESIDENT
                                          INFORMATION TECHNOLOGIES

Address: 500 Commerce Street, Fort Worth, Texas 76102

This Agreement is made and effective as of the 22nd day of October, 1999 (the "Effective Date"), by and between ClientSoft Inc. a Delaware Company ("ClientSoft"), with offices at 8 Skyline Drive, Hawthorne, NY 10532 and the Customer.

WHEREAS, Customer desires ClientSoft to provide certain professional services to the Customer; and

WHEREAS, ClientSoft has agreed to provide professional services to the Customer as hereinafter more particularly described and subject to and in accordance with the terms and conditions hereinafter appearing.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, ClientSoft and Customer hereby agree as follows:

1.   PROFESSIONAL SERVICES AND TERM

     a. ClientSoft will provide certain professional services ("Professional Services," as more fully described on Exhibit A annexed hereto) to assist Customer in connection with the Customer's use of ClientSoft's products and solutions. The Customer is solely responsible for determining its objectives and obtaining its desired results from the Professional Services to be provided by ClientSoft pursuant to this Agreement. Exhibit A annexed hereto sets forth the fees to be paid by Customer to ClientSoft for the Professional Services to be provided in accordance with the provisions of this Agreement.

     b. ClientSoft will endeavor to provide the Professional Services on a timely basis, subject to the availability of qualified personnel and the difficulty and scope of the Professional Services.

     c. ClientSoft may assign, reassign and substitute personnel at any time and may provide the same or similar services to any other third party.

     d. The Professional Services to be rendered to the Customer shall, except as otherwise agreed to by the parties, be rendered at a location specified by ClientSoft.

     e. The term of this Agreement shall commence upon the date first above written and shall terminate (unless sooner terminated pursuant to the provisions of Section 7.a. or Section 8.b. of this Agreement) upon the date of payment by the Customer to ClientSoft of all fees and expenses due to ClientSoft pursuant to the terms of this Agreement.

     f. ClientSoft personnel shall consist of ClientSoft employees and consultants engaged by ClientSoft for the design of solutions and performance of Professional Services.

2.   RIGHTS IN WORK PRODUCT/PERSONNEL

     a. Any customer-specific documentation, designs or plans developed by ClientSoft personnel solely in connection with and unique to the performance of Professional Services under this Agreement shall be the exclusive property of Customer.

     b. The Customer acknowledges and agrees that, except as is expressly provided in Section 2.a. above, no right, title or interest whatsoever (express or implied) in or to any documentation, ideas, concepts, know how, data processing or other techniques used or developed by ClientSoft personnel (either alone or jointly with the Customer) in connection with the performance of the Professional Services hereunder is transferred or granted by ClientSoft to Customer.

     c. During the term of this Agreement and for a period of twelve (12) months thereafter, neither party shall, without the prior written approval of the other party, solicit the services of or make an offer of employment to any person who is or was, as the case may be, an employee or consultant of the other party during the term of this Agreement. In case of breach, the parties agree to liquidated damages of $50,000 per person.

3.   INDUSTRY STANDARDS/DISCLAIMER OF WARRANTY

     a. ClientSoft will provide the Professional Services to Customer in a good and workmanlike manner in accordance with normal industry standards.

     b. EXCEPT AS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT, CLIENTSOFT MAKES AND THERE ARE NO WARRANTIES, EXPRESSED OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SOLUTIONS, PROFESSIONAL SERVICES AND/OR THE WORK PRODUCT PROVIDED BY CLIENTSOFT TO CUSTOMER HEREUNDER.

4.   CUSTOMER RESPONSIBILITIES

Customer shall:

     a. Assist ClientSoft personnel engaged in the performance of the Professional Services in the clarification and understanding of any matter relating to the Solution and Professional Services which the Customer requires ClientSoft to perform under this Agreement, as the same are described in Exhibit A hereto.

     b. Provide ClientSoft with the name of Customer's employee who has been designated by the Customer as the "Project Manager" and who has authority to make decisions on behalf of the Customer with respect to matters relating to the Solution and Professional Services to be provided hereunder. Such Project Coordinator shall be familiar with the objectives to be realized by the Customer in connection with the Solution and Professional Services.

     c. Provide to ClientSoft's personnel, for such periods of time and at such times as are reasonably required by ClientSoft, access to and use of any of Customer's systems and/or equipment, including without limitation Customer's computer system and/or communications network, which is required to enable the performance by ClientSoft of the Professional Services.

     d. Make available to ClientSoft personnel such office space, computer equipment, customer systems access, furniture and use of a telephone(s) as may be required by ClientSoft to facilitate ClientSoft's performance at the Customer's facility, as deemed appropriate by ClientSoft.

5.   PAYMENT

     a. ClientSoft shall invoice Customer at the end of each phase (if on a fixed based contract) or month (if on a time materials basis) for all Professional Services performed by ClientSoft during such month in accordance with Exhibit A annexed hereto. ClientSoft's invoice shall reflect the number of work days expended by ClientSoft with respect to the creation of the solution or Professional Services to be provided pursuant to this Agreement. In addition, ClientSoft's invoice shall reflect any travel, living and accommodation charges which have been incurred by ClientSoft personnel in providing solution development and/or Professional Services at a Customer facility which is located outside of a fifty (50) mile radius of the ClientSoft facility at which such ClientSoft personnel are based.

     b. In the event that Customer requires any or all Professional Services to be performed on a Saturday, Sunday or public holiday observed by ClientSoft, the applicable hourly or other rates (as set forth in Exhibit A) charged by ClientSoft to the Customer shall be subject to an overtime premium of fifty (50%) percent of the applicable rate charged by ClientSoft pursuant to Exhibit A.

     c. Customer shall make payment of all invoices rendered by ClientSoft to Customer, pursuant to this Section 5, within thirty (30) days of the date of each invoice. Customer agrees to pay a late payment charge computed and payable monthly at the rate of one and one half (1 1/2%) percent per month or the maximum late payment charge permitted by law, whichever is less, on any

     d. amounts which are not paid by the Customer within the aforesaid thirty (30) day payment period and reasonable attorney costs incurred in the collection process.

     e. Customer will pay any taxes ClientSoft becomes obligated to pay by virtue of this Agreement, exclusive of taxes based upon the net income of ClientSoft.

6.   LIMITATION OF LIABILITY

     a. ClientSoft shall not be liable for any indirect, consequential, incidental or special damages sustained by the Customer in connection with or arising out of this Agreement, even if ClientSoft knew or should have known of the possibility of such damages.

     b. ClientSoft's entire liability and Customer's sole and exclusive remedy for direct damages from any cause relating to or arising out of this Agreement, regardless of the form of action, whether in contract or in tort (including negligence) or otherwise, shall not exceed in the aggregate the lesser of Ten Thousand ($10,000) Dollars or the charges actually paid by the Customer pursuant to this Agreement for the Professional Services which are the subject matter of or directly related to the causes of action asserted.

7.   TERMINATION

     a. This Agreement may be terminated by either party in the event of a material breach by the other party of any of its obligations under this Agreement which material breach has not been cured within sixty
         (60) days of the date of receipt of written notice of such breach given by the non-breaching party to the other party. Any such written notice shall set forth with particularity the nature of any such material breach.

     b.  Upon the termination of this Agreement pursuant to the provisions of
         Section 7.a. above or Section 8.b. of this Agreement, neither party shall have any further liability to the other pursuant to this Agreement except that the Customer shall remain liable to ClientSoft for any and all payments due to ClientSoft hereunder with respect to solutions provided or Professional Services performed by ClientSoft up to such date of termination, together with any and all expenses associated therewith which are to be reimbursed by Customer to ClientSoft in accordance with the provisions of Section 5 above.

8.   CIRCUMSTANCES BEYOND CONTROL OF THE PARTIES

     a. In the event of any circumstance, occurrence, act or omission arising at any time which is beyond the control of ClientSoft or the Customer and which has a material effect on the performance by either party of any of its obligations pursuant to this Agreement, the parties agree that the performance of the affected obligation(s) shall be suspended until such time as the circumstance, occurrence, act or omission (which is preventing the performance of such obligation) no longer affects the performance of the particular obligation(s) and the agreed upon period for performance of such obligation(s) shall be extended by a period equal to the period during which such suspension of performance was in effect.

     b. Either party may terminate this Agreement upon written notice to the other party, in the event that the performance of any obligation (to be performed by either party hereunder) is suspended, pursuant to the provisions of Section 8.a. above, for a period of ninety (90) days or longer.

9.   GENERAL

     a. This Agreement, together with Exhibits A annexed hereto, which are incorporated into and made a part of this Agreement, constitutes the entire agreement between the parties with regard to the subject matter hereof and supersedes all prior oral and written agreements, understandings, representations, proposals or communications, of whatsoever kind, between the parties with respect to the subject matter of this Agreement.

     b. No modifications or amendments to this Agreement and no waiver of any provision of this Agreement shall be valid unless made in writing and signed by duly authorized representatives of the parties hereto.

     c. Customer shall not assign any of its rights or delegate any of its duties under the terms of this Agreement without the prior written consent of ClientSoft.

     d. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     e. The parties hereto acknowledge and agree that Sections 2, 3, 5, 6 and 9 shall survive the termination of this Agreement.

     f. In performing the Professional Services set forth in Exhibits A hereto, ClientSoft is acting as an independent contractor and not as an employee, agent or representative of the Customer. ClientSoft has no authority to transact any business in the name of or for the account of the Customer or to otherwise obligate the Customer in any manner.

     g. Except as otherwise provided in this Agreement, all notices or other communications hereunder shall be deemed to have been duly given when made in writing and delivered in person or deposited in the U.S. mail, postage prepaid, certified mail, return receipt requested, and addressed to the Participant as shown above and to ClientSoft as follows: ClientSoft Inc., 8 Skyline Drive, Hawthorne, NY 10532, Attn:
         Vice Pres. - Professional Services, with a copy (which shall not constitute notice) to Corporate Secretary at the same address.

     h. Neither ClientSoft or the Customer shall disclose the terms of this Agreement or publish any information concerning the same without the prior written consent of the other.

     i. The failure of either party, in one or more instances, to insist upon the performance of any term or condition or to exercise any right or remedy available to such party, shall not be construed as a waiver by such party of the right to insist upon the performance or exercise of any right or remedy now available or which may arise in the future.

     j. The unenforceability of any provision hereof shall not affect the remaining provisions of this Agreement, but rather such provision shall be served and the remainder of this Agreement shall remain in full force and effect.

     k. This Agreement may be executed in any number of counterpart copies, each of which shall be deemed an original, but which together shall constitute a single instrument.

     l. All paragraph headings and captions used herein are for the convenience of the parties only and shall not be part of the text, or affect the meaning of this Agreement.

     m. Each of the parties hereto acknowledges to the other that it has had the opportunity to have this agreement reviewed by counsel of its choice and has had the opportunity to obtain the assistance of such counsel in the negotiation, preparation, execution and deliver thereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized representatives.


GAINSCO, INC.                                CLIENTSOFT, INC.

By:    /s/ RICK LAABS       12/22/99      By:    /s/ ROBERT C. EVELYN   12/22/99
      ------------------------------             -------------------------------
       Authorized Signatory     Date             Authorized Signatory    Date

       Rick Laabs                                Robert C. Evelyn
      ------------------------------             -------------------------------
       Type or Print Name                        Type or Print Name

Title: Sr. Vice President - IT            Title: SVP Technology
      ------------------------------             -------------------------------

                                    EXHIBIT A


                         STATEMENT OF WORK NUMBER 99075
                        CONTRACTED PROFESSIONAL SERVICES


The following is a Statement of Work between ClientSoft Inc., ("ClientSoft") and Gainsco, Inc. ("Gainsco"). This Statement of Work states all of the rights and responsibilities of, and supersedes all prior oral and written communications, between ClientSoft and Gainsco regarding the Professional Services described below (the "Project"). This Statement of Work supplements and is subject to the terms and conditions contained in the Professional Services Agreement between ClientSoft and Gainsco dated December 22, 1999 (the "Agreement"). This Agreement shall be the controlling document for any subsequent Statements of Work executed via its Change Control Process.


I. PERSONNEL

ClientSoft and Gainsco will appoint representatives to the following positions:

A. ClientSoft Project Executive - ClientSoft will appoint a Project Executive who will be responsible for overall management of the Project. The Project Executive will work with ClientSoft and Gainsco personnel to perform Project reviews, accomplish the tasks outlined in this Statement of Work, manage day-to-day project activities, and serve as ClientSoft's single point of contact with respect to interfacing with Gainsco on project issues. Sales related issues remain the responsibility of the ClientSoft Account Manager.

B. Gainsco Project Executive - Gainsco will designate a Project Executive who will regularly available to meet with Gainsco and ClientSoft personnel on all matters pertaining to the Project. This individual will procure, manage and Gainsco's resources as defined in this Statement of Work. The Gainsco Project Executive will have the authority to signoff on each deliverable and completion criteria defined for each phase and task defined below.

C. ClientSoft Resources - ClientSoft will make appropriate personnel available as needed to complete this project.

D. Gainsco Resources - Gainsco will make appropriate personnel available as needed to complete this project. HQ required resources will include at least one individual from identified departments to participate as necessary to meet project objectives. Required resources include at least one end-user representative, representing a cross-section of the user population covered by this project.

E.   The current Project Executives assigned by each party are:

        Gainsco -- Rick Laabs, Senior Vice President Information Technologies

        ClientSoft -- Carlos Rivera, Asst. Vice President of Development

     In the event the Project Executive cannot execute a Change Request, the Change Request can be executed by an officer of the respective company.

II. PROJECT SCOPE

Based on the initial results from the current scoping engagements for Phase II, Umbrella Policies, and Change Requests to these contracts, ClientSoft agrees to provide Gainsco with a block of professional services resources to be utilized January 1, 2000 -- December 31, 2000. Gainsco shall use this block of resources for the performance of services that shall be defined by specific Statements of Work for each project that must be approved and accepted by Gainsco and ClientSoft.

These resources will be utilized for, but not limited to, the Phase II and Umbrella projects. Detailed Statements of Work will be provided to Gainsco for approval for each project or Change Request. The value of each Statement of Work/Change Request accepted by Gainsco shall be deducted from the value of this agreement. The total value of the Statements of Work or Change Requests may be less than or exceed the value of this agreement.

Any remaining value of this agreement may be transferred to any Joint Venture or Application Service Provider agreements made between ClientSoft and Gainsco.

III. SCHEDULE OF SERVICES

ClientSoft shall begin work at a mutually agreed upon date upon the acceptance of the specific Statements of Work for each project. These Statements of Work will be executed and processed in accordance with the Change Control Process listed in this document.

IV. CLIENTSOFT'S RESPONSIBILITIES

     A. ClientSoft will assign a Project Executive, allocate appropriate resources, and use reasonable efforts to avoid project delays.

     B. ClientSoft will perform the Services described in the Statements of Work resulting from this contract.

     C. ClientSoft will provide Gainsco with a detailed Statement of Work for each project. Gainsco and ClientSoft will mutually agree on the Statement of Work prior to project commencement.

V. GAINSCO'S RESPONSIBILITIES

     A. Gainsco will participate in Project Updates, if any, with ClientSoft in accordance with the timeframes as set forth in "Schedule 1 to Exhibit A - Project Update/Communications" annexed hereto.

     B. Gainsco will assign a Project Executive, allocate appropriate resources, and use its reasonable efforts to avoid Project delays.

VI. KEY ASSUMPTIONS

The following are key assumptions made by ClientSoft of Gainsco and this project.

     1. Any Statement of Work developed will be signed by all parties, and attached to this Agreement as an appendix prior to application development.

     2. The ClientSoft and Gainsco Project Executives, shall be the sole point of contact between parties for issues related to this Agreement.

VII. VALUE OF SERVICES

ClientSoft will provide Gainsco with a block of Professional Services to perform tasks identified in specific Statements of Work for Phase II, Umbrella, and other projects. The value of this block of services is:

1. VALUE OF PROFESSIONAL SERVICES


PROFESSIONAL SERVICES
Block of Professional Services                              1,000,000
PROJECT TOTAL                                               1,000,000

2. INVOICING

ClientSoft will invoice Gainsco in accordance with the payment schedules that accompany the Change Request and detailed Statements of Work approved and accepted by Gainsco and ClientSoft.

Additional ClientSoft Professional Services requested by Customer that are not included in or exceed the scope of this Statement of Work or Change Request to this Statement of Work, and which are agreed to by both parties, shall be priced separately based on time and resource requirements (subject to increase in accordance with Sections 5(b) and 5(c) of the Agreement). These additional services may also be added to the scope of this agreement via the Change Control Process.

Customer shall pay ClientSoft's reasonable expenses, which are incurred by ClientSoft for travel, lodging, meals, and cost of materials and equipment (i.e., printed materials, etc.).

VIII. CHANGE CONTROL PROCESS

The "Change Control Process" governs changes to the Project scope and deliverables during the life of the Project. The purpose of this process is to coordinate and properly document the development, installation and evaluation of new features and functionality during the Project. The process will apply to new Project components and to enhancements of existing Project components. The Change Control Process will be implemented from the start of the Project and will continue throughout the Project's duration.

     A. The Project Manager of the requesting party will submit a written Change Request to the Project Manager for the other party in the format identified in "Schedule 2 to Exhibit A - Change Request Form" annexed hereto.

     B. Both ClientSoft and Gainsco will review the proposed Change Request and either approve it for further study or reject it. The amount and payment of the costs of further study, if any, will be agreed upon by both ClientSoft and Gainsco. The results of the study will be used to determine the effect that the implementation of the Change Request will have on the Project cost and schedule.

     C. Once the parties have evaluated the Change Request, and have agreed to the change and the terms and conditions for the change, ClientSoft and Gainsco will complete and sign a "Change Request Evaluation Response Form" in the format identified in "Schedule 3 to Exhibit A" annexed hereto and setting forth the change and agreed terms and conditions.

                            SCHEDULE 1 TO EXHIBIT A

                          PROJECT UPDATE/COMMUNICATIONS


ClientSoft and Gainsco acknowledge that regular communication among and between the parties is essential to be Project's successful completion. The parties agree that, in addition to normal, day-to-day communication, Project Updates will be held:

     ________ Twice Weekly (insert days of week meetings will be held on regularly

     ________ Weekly, every (insert day of week for regular update

     ________ Bi-weekly, every other (insert day of week for regular update)

 at: ________ (insert start time of regular update)

 via ___________ on-site meeting held at______________________(insert location)

     _______ teleconference, which will be initiated by _______ (identify party)


The expected duration of each Project Update is estimated to be _________ hours/minutes.

Both ClientSoft and Gainsco's Project Managers will determine, and be responsible for the attendance of, the appropriate participants for each Project Update.

The ClientSoft Project manager will issue minutes of each Project Update within two (2) business days of the update. The minutes will include: attendee list, status of previously opened items, list new items including person(s) responsible for resolution, and summary of the Project's overall status. Other items will be added as appropriate.

Other meetings, correspondence, etc. will occur as necessary during the course of the Project. The regular Project Update is not intended to eliminate or replace other forms of communication between the parties.

                            SCHEDULE 2 TO EXHIBIT A

                              CHANGE REQUEST FORM

                        CONTRACTED PROFESSIONAL SERVICES

Requester Name:
               --------------------------------------------

Requester Company Name:
                       ------------------------------------

Date Requested:
               --------------------------------------------

Response Requested By:
                      -------------------------------------

Change Requested:
                 ------------------------------------------

(Provide a detailed description of the change requested, the area of the project plan/schedule being modified, and the benefits of making the change.)





Change Request Received:


Gainsco, Inc.:                            ClientSoft Inc.



Signed:                                   Signed:
       -------------------------------           -------------------------------

By:                                       By:
   -----------------------------------       -----------------------------------

Title:                                    Title:
      --------------------------------          --------------------------------

Date:                                     Date:
     ---------------------------------         ---------------------------------



Change Request No.:
                   -------------------

                            SCHEDULE 3 TO EXHIBIT A

                                 CHANGE REQUEST

                            EVALUATION RESPONSE FORM


Change Request No.:
                   ----------------------------------------

Requester Name:
               --------------------------------------------

Review Date:
            -------------

Request No.               has been:
           --------------

               accepted with changes
      --------
               accepted with modification (see below)
      --------
               rejected
      --------


Modifications to Change Requested:

(Insert any changes that are made to the original Change Request. Ensure that, whether or not modified, the Change Request as accepted identifies, in detail, the changes to the Project scope, deliverables, schedule and costs.)

Schedule Revision:

(Insert new dates or attach revised project plan/schedule, which show the impact of the Change Request, if any.)


Cost Revision:

(Define any additional costs to be incurred as a result of proposed changes. Include in responsible parties, payment due date and any additional deliverables or modifications to acceptance criteria)


Responsible Project Manager/Executive:
                                      ------------------------

Change Request Agreed and Accepted:



Gainsco, Inc.:                            ClientSoft Inc.



By:                                       By:
   -----------------------------------       -----------------------------------

Title:                                    Title:
      --------------------------------          --------------------------------

Date:                                     Date:
     ---------------------------------         ---------------------------------

      [MOVES AUTO PHASE II AND UMBRELLA UNDER CONTROL OF MASTER SOW 99075]

                            SCHEDULE 2 TO EXHIBIT A

                              CHANGE REQUEST FORM

                        CONTRACTED PROFESSIONAL SERVICES

Requester Name: Carlos Rivera
               --------------------------------------------

Requester Company Name: ClientSoft
                       ------------------------------------

Date Requested: 12/22/99
               --------------------------------------------

Response Requested By: 12/22/99
                      -------------------------------------

Change Requested:
                 ------------------------------------------

FOR PROJECT CONTROL PURPOSES WE ARE REQUESTING THAT STATEMENTS OF WORK #99054 AND 99055 BE ADDED UNDER THE CONTROL OF STATEMENT OF WORK #99075. THE ORIGINAL CONTRACT VALUE FOR SOW 99054 & 99055 WILL NOT BE REFLECTED IN SOW 99075. ANY ADDITIONAL CHANGE REQUESTS TO SOW 99054 & 99055 SHALL BE HANDLED IN ACCORDANCE AND UNDER THE CONTROL OF SOW 99075.



Change Request Received: 12/22/99


Gainsco, Inc.:                            ClientSoft Inc.



Signed: /s/ RICK LAABS                    Signed: /s/ CARLOS A. RIVERA
       -------------------------------           -------------------------------
By: Rick Laabs                            By: Carlos A. Rivera
   -----------------------------------       -----------------------------------
Title: Sr. Vice President - II            Title: AVP Development
      --------------------------------          --------------------------------
Date: 12/22/99                            Date: 12/22/99
     ---------------------------------         ---------------------------------



Change Request No.: 99075-1
                   -------------------

                            SCHEDULE 3 TO EXHIBIT A

                                 CHANGE REQUEST

                            EVALUATION RESPONSE FORM


Change Request No.: 99075-1
                   ----------------------------------------

Requester Name: Carlos Rivera
               --------------------------------------------

Review Date:  12/22/99
            -----------------------------------------------

Request No. 99075-1  has been:
           ---------

         X     accepted with changes
      --------
               accepted with modification (see below)
      --------
               rejected
      --------


Modifications to Change Requested:

NO MODIFICATION TO BE ADDED.

Schedule Revision:

THIS CHANGE REQUEST WILL HAVE NO IMPACT ON SCHEDULE.

Cost Revision:

THIS CHANGE REQUEST HAS ZERO ($0) COST ASSOCIATED WITH ITS ACCEPTANCE.

Responsible Project Manager/Executive: Carlos Rivera and Rick Laabs
                                      ------------------------------

Change Request Agreed and Accepted:



Gainsco, Inc.:                            ClientSoft Inc.


Signed: /s/ RICK LAABS                    Signed: /s/ CARLOS A. RIVERA
       -------------------------------           -------------------------------
By: Rick Laabs                            By: Carlos A. Rivera
   -----------------------------------       -----------------------------------
Title: Sr. Vice President - II            Title: AVP Development
      --------------------------------          --------------------------------
Date: 12/22/99                            Date: 12/22/99
     ---------------------------------         ---------------------------------

                                                              [CLIENTSOFT LOGO]



                                                                  EXHIBIT 10.16


CLIENTSOFT INC.
8 SKYLINE DRIVE
HAWTHORNE, NY 10532




                         PROFESSIONAL SERVICE AGREEMENT
--------------------------------------------------------------------------------
CUSTOMER: GAINSCO, INC.          CONTACT: RICK LAABS SENIOR VICE-PRESIDENT
                                          INFORMATION SERVICES

Address: 500 Commerce Street, Fort Worth, Texas 76102

This Agreement is made and effective as of the 22nd day of October, 1999 (the "Effective Date"), by and between ClientSoft Inc. a Delaware Company ("ClientSoft"), with offices at 8 Skyline Drive, Hawthorne, NY 10532 and the Customer.

WHEREAS, Customer desires ClientSoft to provide certain professional services to the Customer; and

WHEREAS, ClientSoft has agreed to provide professional services to the Customer as hereinafter more particularly described and subject to and in accordance with the terms and conditions hereinafter appearing.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, ClientSoft and Customer hereby agree as follows:

1.   PROFESSIONAL SERVICES AND TERM

     a. ClientSoft will provide certain professional services ("Professional Services,") as more fully described on Exhibit A annexed hereto) to assist Customer in connection with the Customer's use of ClientSoft's products and solutions. The Customer is solely responsible for determining its objectives and obtaining its desired results from the Professional Services to be provided by ClientSoft pursuant to this Agreement. Exhibit A annexed hereto sets forth the fees to be paid by Customer to ClientSoft for the Professional Services to be provided in accordance with the provisions of this Agreement.

     b. ClientSoft will endeavor to provide the Professional Services on a timely basis, subject to the availability of qualified personnel and the difficulty and scope of the Professional Services.

     c. ClientSoft may assign, reassign and substitute personnel at any time and may provide the same or similar services to any other third party.

     d. The Professional Services to be rendered to the Customer shall, except as otherwise agreed to by the parties, be rendered at a location specified by ClientSoft.

     e. The term of this Agreement shall commence upon the date first above written and shall terminate (unless sooner terminated pursuant to the provisions of Section 7.a. or Section 8.b. of this Agreement) upon the date of payment by the Customer to ClientSoft of all fees and expenses due to ClientSoft pursuant to the terms of this Agreement.

     f. ClientSoft personnel shall consist of ClientSoft employees and consultants engaged by ClientSoft for the design of solutions and performance of Professional Services.

2.   RIGHTS IN WORK PRODUCT/PERSONNEL

     a. Any customer-specific documentation, designs or plans developed by ClientSoft personnel solely in connection with and unique to the performance of Professional Services under this Agreement shall be the exclusive property of Customer.

     b. The Customer acknowledges and agrees that, except as is expressly provided in Section 2.a. above, no right, title or interest whatsoever (express or implied) in or to any documentation, ideas, concepts, know how, data processing or other techniques used or developed by ClientSoft personnel (either alone or jointly with the Customer) in connection with the performance of the Professional Services hereunder is transferred or granted by ClientSoft to Customer.

     c. During the term of this Agreement and for a period of twelve (12) months thereafter, neither party shall, without the prior written approval of the other party, solicit the services of or make an offer of employment to any person who is or was, as the case may be, an employee or consultant of the other party during the term of this Agreement. In case of breach, the parties agree to liquidated damages of $50,000 per person.

3.   INDUSTRY STANDARDS/DISCLAIMER OF WARRANTY

     a. ClientSoft will provide the Professional Services to Customer in a good and workmanlike manner in accordance with normal industry standards.

     b. EXCEPT AS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT, CLIENTSOFT MAKES AND THERE ARE NO WARRANTIES, EXPRESSED OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SOLUTIONS, PROFESSIONAL SERVICES AND/OR THE WORK PRODUCT PROVIDED BY CLIENTSOFT TO CUSTOMER HEREUNDER.

4.   CUSTOMER RESPONSIBILITIES

Customer shall:

     a. Assist ClientSoft personnel engaged in the performance of the Professional Services in the clarification and understanding of any matter relating to the Solution and Professional Services which the Customer requires ClientSoft to perform under this Agreement, as the same are described in Exhibit A hereto.

     b. Provide ClientSoft with the name of Customer's employee who has been designated by the Customer as the "Project Manager" and who has authority to make decisions on behalf of the Customer with respect to matters relating to the Solution and Professional Services to be provided hereunder. Such Project Coordinator shall be familiar with the objectives to be realized by the Customer in connection with the Solution and Professional Services.

     c. Provide to ClientSoft's personnel, for such periods of time and at such times as are reasonably required by ClientSoft, access to and use of any of Customer's systems and/or equipment, including without limitation Customer's computer system and/or communications network, which is required to enable the performance by ClientSoft of the Professional Services.

     d. Make available to ClientSoft personnel such office space, computer equipment, customer systems access, furniture and use of a telephone(s) as may be required by ClientSoft to facilitate ClientSoft's performance at the Customer's facility, as deemed appropriate by ClientSoft.

5.   PAYMENT

     a. ClientSoft shall invoice Customer at the end of each phase (if on a fixed based contract) or month (if on a time and materials basis) for all Professional Services performed by ClientSoft during such month in accordance with Exhibit A annexed hereto. ClientSoft's invoice shall reflect the number of work days expended by ClientSoft with respect to the creation of the solution or Professional Services to be provided pursuant to this Agreement. In addition, ClientSoft's invoice shall reflect any travel, living and accommodation charges which have been incurred by ClientSoft personnel in providing solution development and/or Professional Services at a Customer facility which is located outside of a fifty (50) mile radius of the ClientSoft facility at which such ClientSoft personnel are based.

     b. In the event that Customer requires any or all Professional Services to be performed on a Saturday, Sunday or public holiday observed by ClientSoft, the applicable hourly or other rates (as set forth in Exhibit A) charged by ClientSoft to the Customer shall be subject to an overtime premium of fifty (50%) percent of the applicable rate charged by ClientSoft pursuant to Exhibit A.

     c. Customer shall make payment of all invoices rendered by ClientSoft to Customer, pursuant to this Section 5, within thirty (30) days of the date of each invoice. Customer agrees to pay a late payment charge computed and payable monthly at the rate of one and one half (1 1/2%) percent per month or the maximum late payment charge permitted by law, whichever is less, on any

     d. amounts which are not paid by the Customer within the aforesaid thirty (30) day payment period and reasonable attorney costs incurred in the collection process.

     e. Customer will pay any taxes ClientSoft becomes obligated to pay by virtue of this Agreement, exclusive of taxes based upon the net income of ClientSoft.

6.   LIMITATION OF LIABILITY

     a. ClientSoft shall not be liable for any indirect, consequential, incidental or special damages sustained by the Customer in connection with or arising out of this Agreement, even if ClientSoft knew or should have known of the possibility of such damages.

     b. ClientSoft's entire liability and Customer's sole and exclusive remedy for direct damages from any cause relating to or arising out of this Agreement, regardless of the form of action, whether in contract or in tort (including negligence) or otherwise, shall not exceed in the aggregate the lesser of Ten Thousand ($10,000) Dollars or the charges actually paid by the Customer pursuant to this Agreement for the Professional Services which are the subject matter of or directly related to the causes of action asserted.

7.   TERMINATION

     a. This Agreement may be terminated by either party in the event of a material breach by the other party of any of its obligations under this Agreement which material breach has not been cured within sixty
         (60) days of the date of receipt of written notice of such breach given by the non-breaching party to the other party. Any such written notice shall set forth with particularity the nature of any such material breach.

     b.  Upon the termination of this Agreement pursuant to the provisions of
         Section 7.a. above or Section 8.b. of this Agreement, neither party shall have any further liability to the other pursuant to this Agreement except that the Customer shall remain liable to ClientSoft for any and all payments due to ClientSoft hereunder with respect to solutions provided or Professional Services performed by ClientSoft up to such date of termination, together with any and all expenses associated therewith which are to be reimbursed by Customer to ClientSoft in accordance with the provisions of Section 5 above.

8.   CIRCUMSTANCES BEYOND CONTROL OF THE PARTIES

     a. In the event of any circumstance, occurrence, act or omission arising at any time which is beyond the control of ClientSoft or the Customer and which has a material effect on the performance by either party of any of its obligations pursuant to this Agreement, the parties agree that the performance of the affected obligation(s) shall be suspended until such time as the circumstance, occurrence, act or omission (which is preventing the performance of such obligation) no longer affects the performance of the particular obligation(s) and the agreed upon period for performance of such obligation(s) shall be extended by a period equal to the period during which such suspension of performance was in effect.

     b. Either party may terminate this Agreement upon written notice to the other party, in the event that the performance of any obligation (to be performed by either party hereunder) is suspended, pursuant to the provisions of Section 8.a. above, for a period of ninety (90) days or longer.

9.   GENERAL

     a. This Agreement, together with Exhibits A annexed hereto, which are incorporated into and made a part of this Agreement, constitutes the entire agreement between the parties with regard to the subject matter hereof and supersedes all prior oral and written agreements, understandings, representations, proposals or communications, of whatsoever kind, between the parties with respect to the subject matter of this Agreement.

     b. No modifications or amendments to this Agreement and no waiver of any provision of this Agreement shall be valid unless made in writing and signed by duly authorized representatives of the parties hereto.

     c. Customer shall not assign any of its rights or delegate any of its duties under the terms of this Agreement without the prior written consent of ClientSoft.

     d. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     e. The parties hereto acknowledge and agree that Sections 2, 3, 5, 6 and 9 shall survive the termination of this Agreement.

     f. In performing the Professional Services set forth in Exhibits A hereto, ClientSoft is acting as an independent contractor and not as an employee, agent or representative of the Customer. ClientSoft has no authority to transact any business in the name of or for the account of the Customer or to otherwise obligate the Customer in any manner.

     g. Except as otherwise provided in this Agreement, all notices or other communications hereunder shall be deemed to have been duly given when made in writing and delivered in person or deposited in the U.S. mail, postage prepaid, certified mail, return receipt requested, and addressed to the Participant as shown above and to ClientSoft as follows: ClientSoft Inc., 8 Skyline Drive, Hawthorne, NY 10532, Attn:
         Vice Pres. - Professional Services, with a copy (which shall not constitute notice) to Corporate Secretary at the same address.

     h. Neither ClientSoft or the Customer shall disclose the terms of this Agreement or publish any information concerning the same without the prior written consent of the other.

     i. The failure of either party, in one or more instances, to insist upon the performance of any term or condition or to exercise any right or remedy available to such party, shall not be construed as a waiver by such party of the right to insist upon the performance or exercise of any right or remedy now available or which may arise in the future.

     j. The unenforceability of any provision hereof shall not affect the remaining provisions of this Agreement, but rather such provision shall be served and the remainder of this Agreement shall remain in full force and effect.

     k. This Agreement may be executed in any number of counterpart copies, each of which shall be deemed an original, but which together shall constitute a single instrument.

     l. All paragraph headings and captions used herein are for the convenience of the parties only and shall not be part of the text, or affect the meaning of this Agreement.

     m. Each of the parties hereto acknowledges to the other that it has had the opportunity to have this agreement reviewed by counsel of its choice and has had the opportunity to obtain the assistance of such counsel in the negotiation, preparation, execution and deliver thereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized representatives.


GAINSCO, INC.                                CLIENTSOFT, INC.

By:    /s/ RICK A. LAABS    11/16/99      By:
      ------------------------------             -------------------------------
       Authorized Signatory     Date             Authorized Signatory    Date

       Rick A. Laabs
      ------------------------------             -------------------------------
       Type or Print Name                        Type or Print Name

Title: Sr. Vice President - IT            Title:
      ------------------------------             -------------------------------

                                    EXHIBIT A

                         STATEMENT OF WORK NUMBER 99055

                        eXoro PHASE II SCOPE DEVELOPMENT

The following is a Statement of Work between ClientSoft Inc., ("ClientSoft") and Gainsco, Inc. ("Gainsco"). This Statement of Work states all of the rights and responsibilities of, and supersedes all prior oral and written communications, between ClientSoft and Gainsco regarding the Scope Development project described below (the "Project"). This Statement of Work supplements and is subject to the terms and conditions contained in the Professional Services Agreement between ClientSoft and Gainsco dated October 22, 1999 (the "Agreement").

I.   PERSONNEL

ClientSoft and Gainsco will appoint representatives to the following positions:

     A. ClientSoft Project Manager - ClientSoft will appoint a Project Manager who will be responsible for overall management of the Project. The Project Manager will work with ClientSoft and Gainsco personnel to perform Project reviews, accomplish the tasks outlined in this Statement of Work, manage day-to-day project activities, and serve as ClientSoft's single point of contact with respect to interfacing with Gainsco on project issues. Sales related issues remain the responsibility of the ClientSoft Account Manager.

     B. Gainsco Project Manager - Gainsco will designate a Project Manager who will regularly available to meet with Gainsco and ClientSoft personnel on all matters pertaining to the Project. This individual will procure, manage and Gainsco's resources as defined in this Statement of Work. The Gainsco Project Manager will have the authority to signoff on each deliverable and completion criteria defined for each phase and task defined below.

     C. ClientSoft Resources - ClientSoft will make appropriate personnel available as needed to complete this project.

     D. Gainsco Resources - Gainsco will make appropriate personnel available as needed to complete this project. HQ required resources will include at least one individual from identified departments to participate in the Validate Process Logic Flow and Application Design as necessary to meet project objectives. Required resources include at least one end-user representative, representing a cross-section of the user population covered by this project.

II.  PROJECT SCOPE

This Statement of Work (SOW) defines the scope of tasks to be accomplished by ClientSoft for development of a Scope Document. Over a three to four week period, ClientSoft will conduct a series of meetings to collect information relevant to a requirement definition to identify and develop application scope for the system implementation.

The deliverable of this activity (discussed in detail below) will be documented process detailing the application flow that maps the ClientBuilder functions and how they integrate to Gainsco's system, including a Graphical User Interface Prototype (proposed screen layouts). The final output of this short engagement is a fixed-price proposal to complete development of the prototype into a finished system. This document will also include a description of the proposed rollout and testing phases. Upon acceptance of the developed proposal, ClientSoft and Gainsco will be free to engage the project as described in the proposal.

SCOPE DEVELOPMENT

The deliverables from this work include (Italics identify deliverables & completion criteria):

1.   DOCUMENTATION OF THE `AS-IS' PROCESS FLOW

          This task performs the following:

          o Applies a simple processing mapping tool and modified Process mapping techniques, to document the `AS-IS' process. Special attention is paid to identify bottlenecks and process issues, which can become targets for process improvement.

          o Based on significant interaction in a series of intense process oriented meetings and interviews, ClientSoft consultants work with the End-User and IT representatives to document existing processes. It is imperative that the End-User representatives understand the flow of the Gainsco system and be able to answer questions as to process flow, screen content, data element usage and navigation. Significant input will be required from the End-User and IT representatives to ensure that bottlenecks and process improvement opportunities are fully understood. This directly affects the benefits derived.

          DELIVERABLE: Documented AS-IS process flow

          COMPLETION CRITERIA: This task is complete when the AS-IS process flow has been document and verified by the Gainsco Project Manager.

          EXCEPTIONS: The pricing for the project is based upon the specific number of screens identified by Gainsco (up to 5O screens). Additional screens identified during the scope development or subsequent phases will require additional effort to document and will increase the price of the contract and time of delivery.

2.   COLLECT/ANALYZE/DOCUMENT SCREEN IMAGES AND DATA ELEMENTS

          This task performs the following:

          COLLECT GAINSCO SCREENS

          o    Gainsco will provide ClientSoft with the proper Access, User ID
               & Password and End-User representative to walk through and document each screen in the Gainsco system. Analysis will focus on how the current system behaves, a general description of what is required to duplicate that behavior (either using mainframe or local server files), and what mainframe field or fields must be updated as a result of the end state of each control.

          DOCUMENT DATA ELEMENTS AND CONTROLS

          o Working with the appropriate Gainsco IT and End-User representatives, the ClientSoft consultant will document the data elements and controls (action fields, command lines and `PF' keys) on each screen. These will be cross-referenced in the design document for the Graphical User Interface Prototype.

          o Screen edits and usability features are extremely important to identify at this juncture. When a user does not key all of the data required for a screen to commit, a `screen edit' is displayed. The goal is to ensure that one of these screen edits does not interrupt the flow of processing and that it is handled gracefully. Usability features are especially important to evaluate in situations where cryptic codes are used and should be replaced with more readable text.

          PERFORM ANALYSIS

          o The collected screen images and data elements and controls are analyzed and the `As-Is' process document created from the material gathered. Each screen image is numbered along with each significant control to allow clearer discussion of process flow, specific data elements and screen flow and their impact on the complexity of the solution in the `To-Be' process development.

          o In addition to the `As-Is' process flow, documentation will include pages describing each screen and further broken down into paragraphs explaining each control's behavior and end state relationship to host screens. This information is critical to understanding how the ClientBuilder code must react to changes in the mainframe. Failure to identify mainframe functions (PF keys, pop-up windows, navigation requirements, etc) will create `holes' in the process flow, which will surface once actual coding, and acceptance testing begins. Such omissions in the requirements gathering process will create change request situations, which could affect deliverable timeframes and increase project costs.

          o It is imperative that the End-User representative understands the flow of the Gainsco system and is able to answer questions as to screen content, data element usage and navigation. During this process, it is important to note where process flow is impacted by the current system. Identification of bottlenecks and process improvement opportunities are critical at this juncture.

          STAGE REVIEW

          o A stage review meeting is scheduled to review the `As-Is' documentation to ensure completeness and accuracy. This is a critical juncture in the process and requires signoff by the Gainsco project manager prior to further analysis.

          DELIVERABLE: Gainsco screens collected in the CSD, Data elements documented

          COMPLETION CRITERIA: This task is complete when the Gainsco screens have been collected in the CSD and the Data Element documented and the stage acceptance form is signed by the Gainsco Project Manager.

          EXCEPTIONS: The pricing for this project is based upon the specific number of screens identified by Gainsco (up to 50 screens). Additional screens identified during the scope development or subsequent phases will require additional effort to document and will increase the price of the contract and time of delivery.

3.   DEVELOP `TO-BE' PROCESS IMPROVEMENTS

          This task performs the following:

          CREATE IMPROVED PROCESS

          o Applies a simple processing mapping tool and modified process mapping techniques, to create the `To-Be' process from the documented `As-Is' process. Special attention is paid to the identified bottlenecks and process issues, which are targets for process improvement.

          o Based on significant interaction, ClientSoft consultants work with the End-User and IT representatives to create process improvements. It is imperative that the End-User representatives understand the flow of the Gainsco system and be able to answer questions as to process flow, screen content, data element usage and navigation. Significant input will be required from the End-User and IT representatives to ensure that bottleneck elimination and process improvement opportunities are fully realized.

          DELIVERABLE: Gainsco 'To-Be' process defined.

          COMPLETION CRITERIA: This task is complete when the Gainsco `To-Be' process has been defined and the phase acceptance form is signed by the Gainsco Project Manager.

          EXCEPTIONS: The pricing for the project is based upon the specific number of screens identified by Gainsco (up to 5O screens). Additional screens identified during the scope development or subsequent phases will require additional effort to document and will increase the price of the contract and time of delivery.

4.   DEVELOP `TO-BE' GRAPHICAL USER INTERFACE PROTOTYPE

          From a usability and complexity of development perspective, this task is the most critical. Herein the flow of the system, its functions and capabilities from the End-User perspective is created and approved. Errors or omissions in function or feature will create a change control situation, which could affect the timeframe and cost of the project. This task performs the following:

          CREATE GRAPHICAL USER INTERFACE PROTOTYPE

          o Using basic GUI graphical objects, which are supported by ClientBuilder, the ClientSoft consultant will work with the End-User and IT representatives to create the Graphical User Interface Prototype. Though possibly missing icons, colors of the final product and other minor GUI features (spinning icons, etc), the prototype will be roughly equivalent to the final delivered product. The key task accomplished in this phase is to correctly identify how the `To-Be' GUI interface will work. Special attention to where the data elements on the GUI screens come from and how they behave must be documented (i.e. some GUI screens may required data from multiple host screens).

          o Again, it is imperative that the End-User representatives understand the flow of the Gainsco system and be able to answer questions as to process flow, screen content, data element usage and navigation. Significant input will be required from the End-User and IT representatives to ensure that bottlenecks and process improvement opportunities are fully realized.

          DOCUMENT PROTOTYPE DATA ELEMENTS AND CONTROLS

          o Working with the appropriate Gainsco IT and End-User representatives, the ClientSoft consultant will document the GUI data elements and controls (click boxes, drop down lists and so forth) on each screen. These will be cross-referenced in the design document against the host fields documented in the `As-Is' process.

          o Screen edits and usability features are extremely important to identify at this juncture. When a user does not key all of the data required for a screen to commit, a `screen edit' is displayed. The goal is to ensure that one of these screen edits does not interrupt the flow of processing and that it is handled gracefully. Usability features are especially important to evaluate in situations where cryptic codes are used and should be replaced with more readable text.

          PERFORM ANALYSIS

          o The collected screen images and data elements and controls are analyzed and the Graphical User Interface Prototype document created from the material gathered. Each screen image is numbered along with each significant control and cross-referenced to the host screens to allow clearer discussion of process flow, specific data elements and screen flow and their impact on the complexity of the solution in the `To-Be' process development.

          o In addition to the `To-Be' GUI prototype, documentation will include pages describing each GUI screen and further broken down into paragraphs explaining each control's behavior and end state relationship to host screens. This information is critical to understanding how the ClientBuilder code must react to changes in the mainframe. Failure to identify prototype functions (check boxes, drop down lists, navigation requirements, etc) will create `holes' in the process flow which will surface once actual coding and acceptance testing begins. Such omissions in the requirements gathering process will create change request situations, which could affect deliverable timeframes and increase project costs.

          o It is imperative that the End-User representative understands the flow of the desired Gainsco process relative to the existing system and is able to answer questions as to screen content, data element usage and navigation. During this process, it is important to note where process flow will be positively impacted by the `To-Be' system. Solutions to bottlenecks and estimates of positive process improvement impacts over the `As-Is' system are important to identify for financial justification of the proposed system.

          STAGE REVIEW

          o A stage review meeting is scheduled to review the `As-Is' documentation to ensure completeness and accuracy. This is a critical juncture in the process and requires signoff by the Gainsco project manager prior to further analysis.

          DELIVERABLE: Gainsco Prototype defined.

          COMPLETION CRITERIA: This task is complete when the Gainsco Prototype has been defined and the phase acceptance form is signed by the Gainsco Project Manager.

          EXCEPTIONS: The pricing for the project is based upon the specific number of screens identified by Gainsco (up to 50 screens). Additional screens identified during the scope development or subsequent phases will require additional effort to document and will increase the price of the contract and time of delivery.

5.   DEVELOP FIXED PRICE PROPOSAL

          This task performs the following:

          Using the material developed in Tasks 1-4, the ClientSoft team will create a fixed-price proposal to develop the Gainsco solution. NOTE:
          This task is performed off-site and concludes the work effort for this scope development project.

          This will include (but is not limited to) the following areas:

          PHASE I: MOBILIZATION AND PROJECT SETUP

          o Development Server Installation Tasks -- These are tasks associated with the installation of the development servers required to support the solution.

          o Development Workstation Installation Tasks -- These are tasks associated with the installation of the development workstations required to support the solution.

          o Acceptance Test Plan -- A significant portion of mobilization is the development of test data and the acceptance test plan. ClientSoft consultants work with the End-User and IT representatives to ensure that a comprehensive acceptance test plan is built and readied for implementation at the appropriate time.

          PHASE II: DEVELOPMENT

          o Describes in detail, stage limited functional releases of the software developed by ClientSoft. ClientSoft consultants will begin the integration of ClientBuilder to the Gainsco system based on the specifications developed in the application scope document described in the deliverables to this project.

          o Any changes to the application scope will require a written request detailing the changes requested and any additional costs if applicable, signed by all parties.

          PHASE III: TESTING & ROLLOUT

          o Application testing and rollout. After the ClientBuilder application is integrated with the PDS back-end and the agent front-end according to the specification of the application scope document, the application testing and rollout phase will commence. Phase III represents 25% of the project deliverables.

          OUT OF SCOPE WORK

          o The fixed-price proposal will specifically identify items required for successful implementation of this project which are out of scope and provided for by Gainsco. Failure to provide these functions could adversely affect this project and Gainsco holds ClientSoft harmless in that event.

          DELIVERABLE: Gainsco Fixed Price Proposal

          COMPLETION CRITERIA: This task is complete when the Gainsco Fixed-Price Proposal has been defined and the phase acceptance form is signed by the Gainsco Project Manager.

          EXCEPTIONS: The pricing for the project is based upon the specific number of screens identified by Gainsco (up to 50 screens). Additional screens identified during the scope development or subsequent phases will require additional effort to document and will increase the price of the contract and time of delivery.

III. SCHEDULE OF SERVICES

ClientSoft shall begin work at a mutually agreed upon date upon the acceptance of this Statement of Work.

IV.  CLIENTSOFT'S RESPONSIBILITIES

     A. ClientSoft will assign a Project Manager, allocate appropriate resources, and use reasonable efforts to avoid project delay.

     B. ClientSoft will perform the Services described in this Statement of Work for the Project.

     C. ClientSoft shall provide at its own cost and expense the following software. ClientBuilder Software used to collect and document the host screens.

V.   GAINSCO'S RESPONSIBILITIES

     A. Gainsco will participate in Project Updates, if any, with ClientSoft in accordance with the timeframes as set forth in "Schedule 1 to Exhibit A - Project Update/Communications" annexed hereto.

     B. Gainsco will assign a Project Manager, allocate appropriate resources, and use its reasonable efforts to avoid Project delays.

     C. Gainsco shall provide at its own cost and expense the following Hardware and software:

          1. Developer Workstation:

          Prior to the start of the project, Gainsco will provide the necessary developer workstation and network Host connectivity necessary for completing this project. A minimum developer workstation is a Win95, Win98 or WinNT computer with 128 megs of Ram and approximately 1.0GB of free disk space. The workstation must have network access and terminal emulation to the Host.

VI.  KEY ASSUMPTIONS

The following are key assumptions made by ClientSoft of Gainsco and this project.

          1. The application and functions will be documented (scope document), signed by all parties, and attached to this Agreement as an appendix prior to application development.

          2. ClientSoft and Gainsco will assign a Project Manager, who will be the primary point of contact between parties prior to the commencement of this project.

          3. Gainsco shall make available to ClientSoft the required hardware (as defined in Gainsco's Responsibilities) at Gainsco's additional cost and expense before the contract start date.

          4. Gainsco shall make available to ClientSoft the required software (as defined in Gainsco's Responsibilities) at Gainsco's additional cost and expense before contract start date.

VII. PAYMENT

The prices to be paid to ClientSoft by Gainsco for the Services provided in accordance with this Statement of Work are as follows:

1.   SCHEDULE OF CHARGES

PROFESSIONAL SERVICES
Scope Development                                          25,000
PROJECT TOTAL                                              25,000

2.   INVOICING

ClientSoft will invoice Gainsco as follows:

Acceptance of Scope Document and signoff of project: 100%

Additional ClientSoft Professional Services requested by Customer that are not included in or exceed the scope of this Statement of Work and which are agreed to by both parties, shall be priced separately based on time and resource requirements (subject to increase in accordance with Sections 5(b) and 5(c) of the Agreement):

Customer shall pay ClientSoft's reasonable expenses, which are incurred by ClientSoft for travel, lodging, meals and cost of materials and equipment (i.e., printed materials, etc.).

VIII. CHANGE CONTROL PROCESS

The "Change Control Process" governs changes to the Project scope and deliverables during the life of the Project. The purpose of this process is to coordinate and properly document the development, installation and evaluation of new features and functionality during the Project. The process will apply to new Project components and to enhancements of existing Project components. The Change Control Process will be implemented from the start of the Project and will continue throughout the Project's duration.

     A. The Project Manager of the requesting party will submit a written Change Request to the Project Manager for the other party in the format identified in "Schedule 2 to Exhibit A - Change Request Form" annexed hereto.

     B. Both ClientSoft and Gainsco will review the proposed Change Request and either approve it for further study or reject it. The amount and payment of the costs of further study, if any, will be agreed upon by both ClientSoft and Gainsco. The results of the study will be used to determine the effect that the implementation of the Change Request will have on the Project cost and schedule.

     D. Once the parties have evaluated the Change Request, and have agreed to the change and the terms and conditions for the change, ClientSoft and Gainsco will complete and sign a "Change Request Evaluation Response Form" in the format identified in "Schedule 3 to Exhibit A" annexed hereto and setting forth the change and agreed terms and conditions.

IX.  ACCEPTANCE CRITERIA

A Deliverable will be considered accepted when each of the Completion Criteria has been met (see Project Scope). Gainsco's Project Manager will complete an acceptance form, in the format of "Schedule 4 to Exhibit A - Deliverable Acceptance Form" annexed hereto, for each Deliverable and provide such form to the ClientSoft Project Manager. The Project will be considered accepted when all of the Completion Criteria have been met. Gainsco's Project Manager will complete a Project acceptance form, in the format of "Schedule 5 to Exhibit A - Project Completion and Evaluation Summary" annexed hereto, and provide such form to the ClientSoft Project Manager.


Agreed and Accepted:


Gainsco, Inc:                           ClientSoft Inc.


By: /s/ [ILLEGIBLE]                     By:
   --------------------------------        -------------------------------------

Title: Sr. Vice President               Title:
      -----------------------------           ----------------------------------

Date:  11/16/99                         Date:
     ------------------------------          -----------------------------------

                            SCHEDULE 1 TO EXHIBIT A

                          PROJECT UPDATE/COMMUNICATIONS

ClientSoft and Gainsco acknowledge that regular communication among and between the parties is essential to be Project's successful completion. The parties agree that, in addition to normal, day-to-day communication, Project Updates will be held:


      [X] Twice Weekly (insert days of week meetings will be held on regularly)

      [X] Weekly, every (insert day of week for regular update)

      [ ] Bi-weekly, every other (insert day of week for regular update)

  at 10:00 (insert start time of regular update) Thursdays

  via_____ on-site meeting held at__________________________(insert location)

      [ ] teleconference, which will be initiated by ClientSoft (identify party)


The expected duration of each Project Update is estimated to be 1 hours/minutes.

Both ClientSoft and Gainsco's Project Managers will determine, and be responsible for the attendance of, the appropriate participants for each Project Update.

The ClientSoft Project manager will issue minutes of each Project Update within two (2) business days of the update. The minutes will include: attendee list, status of previously opened items, list new items including person(s) responsible for resolution, and summary of the Project's overall status. Other items will be added as appropriate.

Other meetings, correspondence, etc. will occur as necessary during the course of the Project. The regular Project Update is not intended to eliminate or replace other forms of communication between the parties.

                            SCHEDULE 2 TO EXHIBIT A

                              CHANGE REQUEST FORM

                           GAINSCO SCOPE DEVELOPMENT


Requester Name:
               --------------------------------------------

Requester Company Name:
                       ------------------------------------

Date Requested:
               --------------------------------------------

Response Requested By:
                      -------------------------------------

Change Requested:
                 ------------------------------------------

(Provide a detailed description of the change requested, the area of the project plan/schedule being modified, and the benefits of making the change.)





Change Request Received:


Gainsco, Inc.:                            ClientSoft Inc.



Signed:                                   Signed:
       -------------------------------           -------------------------------
By:                                       By:
   -----------------------------------       -----------------------------------
Title:                                    Title:
      --------------------------------          --------------------------------
Date:                                     Date:
     ---------------------------------         ---------------------------------



Change Request No.:
                   -------------------

                           SCHEDULE 3 TO EXHIBIT A

                                CHANGE REQUEST

                           EVALUATION RESPONSE FORM


Change Request No.:
                   ----------------------------------------

Requester Name:
               --------------------------------------------

Review Date:
            -----------------------------------------------

Request No.           has been:
           ---------

               accepted without changes
      --------
               accepted with modification (see below)
      --------
               rejected
      --------


Modifications to Change Request:

(Insert any changes that are made to the original Change Request. Ensure that, whether or not modified, the Change Request as accepted identifies, in detail, the changes to the Project scope, deliverables, schedule and costs.)

Schedule Revision:

(Insert new dates or attach revised project plan/schedule, which show the impact of the Change Request, if any.)


Cost Revision:

(Define any additional costs to be incurred as a result of proposed changes. Include in responsible parties, payment due date and any additional deliverables or modifications to acceptance criteria)



Change Request Agreed and Accepted:



Gainsco, Inc.:                            ClientSoft Inc.



By:                                       By:
   -----------------------------------       -----------------------------------
Title:                                    Title:
      --------------------------------          --------------------------------
Date:                                     Date:
     ---------------------------------         ---------------------------------

                            SCHEDULE 4 TO EXHIBIT A

                          DELIVERABLE ACCEPTANCE FORM



Statement of Work Number 99138 - Scope Document Development

Delivery Date:
              ----------------------------------------------------------------

Service(s) Provided:
                    ----------------------------------------------------------

------------------------------------------------------------------------------

ClientSoft Project Manager:
                           ---------------------------------------------------


===============================================================================
Project Deliverable     Acceptance Criteria      Completion Date     Amount Due
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

===============================================================================

* Identify the appropriate project deliverables from section II Project Scope which apply to this phase.


ClientSoft has met the milestones identified above and satisfactorily proved all related deliverables.


Gainsco Corporation:

Accepted By:
            ------------------------------------------------------------------

Name (print):
             -----------------------------------------------------------------

Title:
      ------------------------------------------------------------------------

Date:
     -------------------------------------------------------------------------

                            SCHEDULE 5 TO EXHIBIT A

                   PROJECT COMPLETION AND EVALUATION SUMMARY


Project Name: eXORO PHASE II SCOPE DEVELOPMENT

Project Description:

To collect requirements and develop a fixed cost project estimate.

Dates of Services:
                  -----------------------

ClientSoft Project Manager: tbd

Please take a few moments to help us serve you better by answering a few questions about our Services. Your opinion will help us deliver the service quality you expect. The information above is needed to compile service specific statistics.

For each of the following questions, using a 1-7 scale, please rate the level of satisfaction you have had by checking the appropriate box.

Satisfaction Rating

(1 = extremely dissatisfied, 7 = extremely satisfied, N/A = area does not apply)

1. Professionalism of ClientSoft personnel, who provided Services to you on         N/A   (1)   (2)   (3)   (4)   (5)   (6)   (7)
this project, (i.e., attitude, interpersonal skills, ethical standards, etc.)?

2. ClientSoft's ability to provide Services when requested?                         N/A   (1)   (2)   (3)   (4)   (5)   (6)   (7)

3. ClientSoft's level of technical knowledge about the Products and Systems         N/A   (1)   (2)   (3)   (4)   (5)   (6)   (7)
related to your needs?

4. ClientSoft's knowledge of your industry and business environment?                N/A   (1)   (2)   (3)   (4)   (5)   (6)   (7)

5. ClientSoft's ability to complete the Services you contracted for within the      N/A   (1)   (2)   (3)   (4)   (5)   (6)   (7)
established time frame?

6. ClientSoft's communication of plans, schedules and progress for the              N/A   (1)   (2)   (3)   (4)   (5)   (6)   (7)
Service(s) provided?

7. ClientSoft's accessibility and installation support when not on-site?            N/A   (1)   (2)   (3)   (4)   (5)   (6)   (7)

8. ClientSoft's written documentation (i.e., reports, procedure manuals, custom     N/A   (1)   (2)   (3)   (4)   (5)   (6)   (7)
program documentation)?

9. ClientSoft's ability to train your personnel as per the Statement of Work?       N/A   (1)   (2)   (3)   (4)   (5)   (6)   (7)

10. Overall, how do you rate ClientSoft's Services?                                 N/A   (1)   (2)   (3)   (4)   (5)   (6)   (7)

What is the most important thing we can do to improve your satisfaction with ClientSoft in the future?

             (PROVIDE AS MUCH INFORMATION AS YOU FEEL APPROPRIATE)





Gainsco Scope Development project is accepted as meeting the Deliverables as defined in the Statement of Work between ClientSoft and Gainsco, dated October 22, 1999.




Agreed and Signed:


Gainsco, Inc.:



By:
   ----------------------------

Title:
      -------------------------

Date:
     --------------------------

                                                              [CLIENTSOFT LOGO]


CLIENTSOFT INC.
8 SKYLINE DRIVE
HAWTHORNE, NY 10532




                         PROFESSIONAL SERVICE AGREEMENT
--------------------------------------------------------------------------------
CUSTOMER: GAINSCO, INC.         CONTACT: RICK LAABS SENIOR VICE-PRESIDENT
                                         INFORMATION SERVICES

Address: 500 Commerce Street, Fort Worth, Texas 76102

This Agreement is made and effective as of the 22nd day of October, 1999 (the "Effective Date"), by and between ClientSoft Inc. a Delaware Company ("ClientSoft), with offices at 8 Skyline Drive, Hawthorne, NY 10532 and the Customer.

WHEREAS, Customer desires ClientSoft to provide certain professional services to the Customer; and

WHEREAS, ClientSoft has agreed to provide professional services to the Customer as hereinafter more particularly described and subject to and in accordance with the terms and conditions hereinafter appearing.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, ClientSoft and Customer hereby agree as follows:

1.   PROFESSIONAL SERVICES AND TERM

     a. ClientSoft will provide certain professional services ("Professional Services," as more fully described on Exhibit A annexed hereto) to assist Customer in connection with the Customer's use of ClientSoft's products and solutions. The Customer is solely responsible for determining its objectives and obtaining its desired results from the Professional Services to be provided by ClientSoft pursuant to this Agreement. Exhibit A annexed hereto sets forth the fees to be paid by Customer to ClientSoft for the Professional Services to be provided in accordance with the provisions of this Agreement.

     b. ClientSoft will endeavor to provide the Professional Services on a timely basis, subject to the availability of qualified personnel and the difficulty and scope of the Professional Services.

     c. ClientSoft may assign, reassign and substitute personnel at any time and may provide the same or similar services to any other third party.

     d. The Professional Services to be rendered to the Customer shall, except as otherwise agreed to by the parties, be rendered at a location specified by ClientSoft.

     e. The term of this Agreement shall commence upon the date first above written and shall terminate (unless sooner terminated pursuant to the provisions of Section 7.a. or Section 8.b. of this Agreement) upon the date of payment by the Customer to ClientSoft of all fees and expenses due to ClientSoft pursuant to the terms of this Agreement.

     f. ClientSoft personnel shall consist of ClientSoft employees and consultants engaged by ClientSoft for the design of solutions and performance of Professional Services.

2.   RIGHTS IN WORK PRODUCT/PERSONNEL

     a. Any customer-specific documentation, designs or plans developed by ClientSoft personnel solely in connection with and unique to the performance of Professional Services under this Agreement shall be the exclusive property of Customer.

     b. The Customer acknowledges and agrees that, except as is expressly provided in Section 2.a. above, no right, title or interest whatsoever (express or implied) in or to any documentation, ideas, concepts, know how, data processing or other techniques used or developed by ClientSoft personnel (either alone or jointly with the Customer) in connection with the performance of the Professional Services hereunder is transferred or granted by ClientSoft to Customer.

     c. During the term of this Agreement and for a period of twelve (12) months thereafter, neither party shall, without the prior written approval of the other party, solicit the services of or make an offer of employment to any person who is or was, as the case may be, an employee or consultant of the other party during the term of this Agreement. In case of breach, the parties agree to liquidated damages of $50,000 per person.

3.   INDUSTRY STANDARDS/DISCLAIMER OF WARRANTY

     a. ClientSoft will provide the Professional Services to Customer in a good and workmanlike manner in accordance with normal industry standards.

     b. EXCEPT AS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT, CLIENTSOFT MAKES AND THERE ARE NO WARRANTIES, EXPRESSED OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SOLUTIONS, PROFESSIONAL SERVICES AND/OR THE WORK PRODUCT PROVIDED BY CLIENTSOFT TO CUSTOMER HEREUNDER.

4.   CUSTOMER RESPONSIBILITIES

Customer shall:

     a. Assist ClientSoft personnel engaged in the performance of the Professional Services in the clarification and understanding of any matter relating to the Solution and Professional Services which the Customer requires ClientSoft to perform under this Agreement, as the same are described in Exhibit A hereto.

     b. Provide ClientSoft with the name of Customer's employee who has been designated by the Customer as the "Project Manager" and who has authority to make decisions on behalf of the Customer with respect to matters relating to the Solution and Professional Services to be provided hereunder. Such Project Coordinator shall be familiar with the objectives to be realized by the Customer in connection with the Solution and Professional Services.

     c. Provide to ClientSoft's personnel, for such periods of time and at such times as are reasonably required by ClientSoft, access to and use of any of Customer's system and/or equipment, including without limitation Customer's computer system and/or communications network, which is required to enable the performance by ClientSoft of the Professional Services.

     d. Make available to ClientSoft personnel such office space, computer equipment, customer systems access, furniture and use of a telephone(s) as may be required by ClientSoft to facilitate ClientSoft's performance at the Customer's facility, as deemed appropriate by ClientSoft.

5.   PAYMENT

     a. ClientSoft shall invoice Customer at the end of each phase (if on a fixed based contract) or month (if on a time and materials basis) for all Professional Services performed by ClientSoft during such month in accordance with Exhibit A annexed hereto. ClientSoft's invoice shall reflect the number of work days expended by ClientSoft with respect to the creation of the solution or Professional Services to be provided pursuant to this Agreement. In addition, ClientSoft's invoice shall reflect any travel, living and accommodation charges which have been incurred by ClientSoft personnel in providing solution development and/or Professional Services at a Customer facility which is located outside of a fifty (50) mile radius of the ClientSoft facility at which such ClientSoft personnel are based.

     b. In the event that Customer requires any or all Professional Services to be performed on a Saturday, Sunday or public holiday observed by ClientSoft, the applicable hourly or other rates (as set forth in Exhibit A) charged by ClientSoft to the Customer shall be subject to an overtime premium of fifty (50%) percent of the applicable rate charged by ClientSoft pursuant to Exhibit A.

     c. Customer shall make payment of all invoices rendered by ClientSoft to Customer, pursuant to this Section 5, within thirty (30) days of the date of each invoice. Customer agrees to pay a late payment charge computed and payable monthly at the rate of one and one half (1 1/2%) percent per month or the maximum late payment charge permitted by law, whichever is less, on any

     d. amounts which are not paid by the Customer within the aforesaid thirty (30) day payment period and reasonable attorney costs incurred in the collection process.

     e. Customer will pay any taxes ClientSoft becomes obligated to pay by virtue of this Agreement, exclusive of taxes based upon the net income of ClientSoft.

6.   LIMITATION OF LIABILITY

     a. ClientSoft shall not be liable for any indirect, consequential, incidental or special damages sustained by the Customer in connection with or arising out of this Agreement, even if ClientSoft knew or should have known of the possibility of such damages.

     b. ClientSoft's entire liability and Customer's sole and exclusive remedy for direct damages from any cause relating to or arising out of this Agreement, regardless of the form of action, whether in contract or in tort (including negligence) or otherwise, shall not exceed in the aggregate the lesser of Ten Thousand ($10,000) Dollars or the charges actually paid by the Customer pursuant to this Agreement for the Professional Services which are the subject matter of or directly related to the causes of action asserted.

7.   TERMINATION

     a. This Agreement may be terminated by either party in the event of a material breach by the other party of any of its obligations under this Agreement which material breach has not been cured within sixty
         (60) days of the date of receipt of written notice of such breach given by the non-breaching party to the other party. Any such written notice shall set forth with particularity the nature of any such material breach.

     b.  Upon the termination of this Agreement pursuant to the provisions of
         Section 7.a. above or Section 8.b. of this Agreement, neither party shall have any further liability to the other pursuant to this Agreement except that the Customer shall remain liable to ClientSoft for any and all payments due to ClientSoft hereunder with respect to solutions provided or Professional Services performed by ClientSoft up to such date of termination, together with any and all expenses associated therewith which are to be reimbursed by Customer to ClientSoft in accordance with the provisions of Section 5 above.

8.   CIRCUMSTANCES BEYOND CONTROL OF THE PARTIES

     a. In the event of any circumstance, occurrence, act or omission arising at any time which is beyond the control of ClientSoft or the Customer and which has a material effect on the performance by either party of any of its obligations pursuant to this Agreement, the parties agree that the performance of the affected obligation(s) shall be suspended until such time as the circumstance, occurrence, act or omission (which is preventing the performance of such obligation) no longer affects the performance of the particular obligation(s) and the agreed upon period for performance of such obligation(s) shall be extended by a period equal to the period during which such suspension of performance was in effect.

     b. Either party may terminate this Agreement upon written notice to the other party, in the event that the performance of any obligation (to be performed by either party hereunder) is suspended, pursuant to the provisions of Section 8.a. above, for a period of ninety (90) days or longer.

9.   GENERAL

     a. This Agreement, together with Exhibits A annexed hereto, which are incorporated into and made a part of this Agreement, constitutes the entire agreement between the parties with regard to the subject matter hereof and supersedes all prior oral and written agreements, understandings, representations, proposals or communications, of whatsoever kind, between the parties with respect to the subject matter of this Agreement.

     b. No modifications or amendments to this Agreement and no waiver of any provision of this Agreement shall be valid unless made in writing and signed by duly authorized representatives of the parties hereto.

     c. Customer shall not assign any of its rights or delegate any of its duties under the terms of this Agreement without the prior written consent of ClientSoft.

     d. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     e. The parties hereto acknowledge and agree that Sections 2, 3, 5, 6 and 9 shall survive the termination of this Agreement.

     f. In performing the Professional Services set forth in Exhibits A hereto, ClientSoft is acting as an independent contractor and not as an employee, agent or representative of the Customer. ClientSoft has no authority to transact any business in the name of or for the account of the Customer or to otherwise obligate the Customer in any manner.

     g. Except as otherwise provided in this Agreement, all notices or other communications hereunder shall be deemed to have been duly given when made in writing and delivered in person or deposited in the U.S. mail, postage prepaid, certified mail, return receipt requested, and addressed to the Participant as shown above and to ClientSoft as follows: ClientSoft Inc., 8 Skyline Drive, Hawthorne, NY 10532, Attn:
         Vice Pres. - Professional Services, with a copy (which shall not constitute notice) to Corporate Secretary at the same address.

     h. Neither ClientSoft or the Customer shall disclose the terms of this Agreement or publish any information concerning the same without the prior written consent of the other.

     i. The failure of either party, in one or more instances, to insist upon the performance of any term or condition or to exercise any right or remedy available to such party, shall not be construed as a waiver by such party of the right to insist upon the performance or exercise of any right or remedy now available or which may arise in the future.

     j. The unenforceability of any provision hereof shall not affect the remaining provisions of this Agreement, but rather such provision shall be served and the remainder of this Agreement shall remain in full force and effect.

     k. This Agreement may be executed in any number of counterpart copies, each of which shall be deemed an original, but which together shall constitute a single instrument.

     l. All paragraph headings and captions used herein are for the convenience of the parties only and shall not be part of the text, or affect the meaning of this Agreement.

     m. Each of the parties hereto acknowledges to the other that it has had the opportunity to have this agreement reviewed by counsel of its choice and has had the opportunity to obtain the assistance of such counsel in the negotiation, preparation, execution and deliver thereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized representatives.


GAINSCO, INC.                                CLIENTSOFT, INC.

By:    /s/ RICK A. LAABS    12/22/99      By:
      ------------------------------             -------------------------------
       Authorized Signatory     Date             Authorized Signatory    Date

       Rick A. Laabs
      ------------------------------             -------------------------------
       Type or Print Name                        Type or Print Name

Title: Sr. Vice President - IT            Title:
      ------------------------------             -------------------------------

                                    EXHIBIT A

                         STATEMENT OF WORK NUMBER 99054

                       UMBRELLA POLICY SCOPE DEVELOPMENT

The following is a Statement of Work between ClientSoft Inc., ("ClientSoft") and Gainsco, Inc. ("Gainsco"). This Statement of Work states all of the rights and responsibilities of, and supersedes all prior oral and written communications, between ClientSoft and Gainsco regarding the Scope Development project described below (the "Project"). This Statement of Work supplements and is subject to the terms and conditions contained in the Professional Services Agreement between ClientSoft and Gainsco dated October 22, 1999 (the "Agreement").

I.   PERSONNEL

ClientSoft and Gainsco will appoint representatives to the following positions:

     A. ClientSoft Project Manager - ClientSoft will appoint a Project Manager who will be responsible for overall management of the Project. The Project Manager will work with ClientSoft and Gainsco personnel to perform Project reviews, accomplish the tasks outlined in this Statement of Work, manage day-to-day project activities, and serve as ClientSoft's single point of contact with respect to interfacing with Gainsco on project issues. Sales related issues remain the responsibility of the ClientSoft Account Manager.

     B. Gainsco Project Manager - Gainsco will designate a Project Manager who will regularly available to meet with Gainsco and ClientSoft personnel on all matters pertaining to the Project. This individual will procure, manage and Gainsco's resources as defined in this Statement of Work. The Gainsco Project Manager will have the authority to signoff on each deliverable and completion criteria defined for each phase and task defined below.

     C. ClientSoft Resources - ClientSoft will make appropriate personnel available as needed to complete this project.

     D. Gainsco Resources - Gainsco will make appropriate personnel available as needed to complete this project. HQ required resources will include at least one individual from identified departments to participate in the Validate Process Logic Flow and Application Design as necessary to meet project objectives. Required resources include at least one end-user representative, representing a cross-section of the user population covered by this project.

II.  PROJECT SCOPE

This Statement of Work (SOW) defines the scope of tasks to be accomplished by ClientSoft for development of a Scope Document. Over a three to four week period, ClientSoft will conduct a series of meetings to collect information relevant to a requirement definition to identify and develop application scope for the system implementation.

The deliverable of this activity (discussed in detail below) will be documented process detailing the application flow that maps the ClientBuilder functions and how they integrate to Gainsco's system, including a Graphical User Interface Prototype (proposed screen layouts). The final output of this short engagement is a fixed-price proposal to complete development of the prototype into a finished system. This document will also include a description of the proposed rollout and testing phases. Upon acceptance of the developed proposal, ClientSoft and Gainsco will be free to engage the project as described in the proposal.

SCOPE DEVELOPMENT

The deliverables from this work include (Italics identify deliverables & completion criteria):

1.   DOCUMENTATION OF THE `AS-IS' PROCESS FLOW

          This task performs the following:

          o Applies a simple processing mapping tool and modified Process mapping techniques, to document the `AS-IS' process. Special attention is paid to identify bottlenecks and process issues, which can become targets for process improvement.

          o Based on significant interaction in a series of intense process oriented meetings and interviews, ClientSoft consultants work with the End-User and IT representatives to document existing processes. It is imperative that the End-User representatives understand the flow of the Gainsco system and be able to answer questions as to process flow, screen content, data element usage and navigation. Significant input will be required from the End-User and IT representatives to ensure that bottlenecks and process improvement opportunities are fully understood. This directly affects the benefits derived.

          DELIVERABLE: Documented AS-IS process flow

          COMPLETION CRITERIA: This task is complete when the AS-IS process flow has been document and verified by the Gainsco Project Manager.

          EXCEPTIONS: The pricing for the project is based upon the specific number of screens identified by Gainsco (up to 50 screens). Additional screens identified during the scope development or subsequent phases will require additional effort to document and will increase the price of the contract and time of delivery.

2.   COLLECT/ANALYZE/DOCUMENT SCREEN IMAGES AND DATA ELEMENTS

          This task performs the following:

          COLLECT GAINSCO SCREENS

          o (Gainsco will provide ClientSoft with the proper Access, User ID & Password and End-User representative to walk through and document each screen in the Gainsco system. Analysis will focus on how the current system behaves, a general description of what is required to duplicate that behavior (either using mainframe or local server files), and what mainframe field or fields must be updated as a result of the end state of each control.

          DOCUMENT DATA ELEMENTS AND CONTROLS

          o Working with the appropriate Gainsco IT and End-User representatives, the ClientSoft consultant will document the data elements and controls (action fields, command lines and `PF' keys) on each screen. These will be cross-referenced in the design document for the Graphical User Interface Prototype.

          o Screen edits and usability features are extremely important to identify at this juncture. When a user does not key all of the data required for a screen to commit, a `screen edit' is displayed. The goal is to ensure that one of these screen edits does not interrupt the flow of processing and that it is handled gracefully. Usability features are especially important to evaluate in situations where cryptic codes are used and should be replaced with more readable text.

          PERFORM ANALYSIS

          o The collected screen images and data elements and controls are analyzed and the `As-Is' process document created from the material gathered. Each screen image is numbered along with each significant control to allow clearer discussion of process flow, specific data elements and screen flow and their impact on the complexity of the solution in the `To-Be' process development.

          o In addition to the `As-Is' process flow, documentation will include pages describing each screen and further broken down into paragraphs explaining each control's behavior and end state relationship to host screens. This information is critical to understanding how the ClientBuilder code must react to changes in the mainframe. Failure to identify mainframe functions (PF keys, pop-up windows, navigation requirements, etc) will create `holes' in the process flow, which will surface once actual coding, and acceptance testing begins. Such omissions in the requirements gathering process will create change request situations, which could affect deliverable timeframes and increase project costs.

          o It is imperative that the End-User representative understands the flow of the Gainsco system and is able to answer questions as to screen content, data element usage and navigation. During this process, it is important to note where process flow is impacted by the current system. Identification of bottlenecks and process improvement opportunities are critical at this juncture.

          STAGE REVIEW

          o A stage review meeting is scheduled to review the `As-Is' documentation to ensure completeness and accuracy. This is a critical juncture in the process and requires signoff by the Gainsco project manager prior to further analysis.

          DELIVERABLE: Gainsco screens collected in the CSD, Data elements documented

          COMPLETION CRITERIA: This task is complete when the Gainsco screens have been collected in the CSD and the Data Element documented and the stage acceptance form is signed by the Gainsco Project Manager.

          EXCEPTIONS: The pricing for this project is based upon the specific number of screens identified by Gainsco (up to 50 screens). Additional screens identified during the scope development or subsequent phases will require additional effort to document and will increase the price of the contract and time of delivery.

3.   DEVELOP `TO-BE' PROCESS IMPROVEMENTS

          This task performs the following:

          CREATE IMPROVED PROCESS

          o Applies a simple processing mapping tool and modified process mapping techniques, to create the `To-Be' process from the documented `As-Is' process. Special attention is paid to the identified bottlenecks and process issues, which are targets for process improvement.

          o Based on significant interaction, ClientSoft consultants work with the End-User and IT representatives to create process improvements. It is imperative that the End-User representatives understand the flow of the Gainsco system and be able to answer questions as to process flow, screen content, data element usage and navigation. Significant input will be required from the End-User and IT representatives to ensure that bottleneck elimination and process improvement opportunities are fully realized.

          DELIVERABLE: Gainsco `To-Be' process defined.

          COMPLETION CRITERIA: This task is complete when the Gainsco `To-Be' process has been defined and the phase acceptance form is signed by the Gainsco Project Manager.

          EXCEPTIONS: The pricing for the project is based upon the specific number of screens identified by Gainsco (up to 50 screens). Additional screens identified during the scope development or subsequent phases will require additional effort to document and will increase the price of the contract and time of delivery.

4.   DEVELOP `TO-BE' GRAPHICAL USER INTERFACE PROTOTYPE

          From a usability and complexity of development perspective, this task is the most critical. Herein the flow of the system, its functions and capabilities from the End-User perspective is created and approved. Errors or omissions in function or feature will create a change control situation, which could affect the timeframe and cost of the project. This task performs the following:

          CREATE GRAPHICAL USER INTERFACE PROTOTYPE

          o Using basic GUI graphical objects, which are supported by ClientBuilder, the ClientSoft consultant will work with the End-User and IT representatives to create the Graphical User Interface Prototype. Though possibly missing icons, colors of the final product and other minor GUI features (spinning icons, etc), the prototype will be roughly equivalent to the final delivered product. The key task accomplished in this phase is to correctly identify how the `To-Be' GUI interface will work. Special attention to where the data elements on the GUI screens come from and how they behave must be documented (i.e. some GUI screens may required data from multiple host screens).

          o Again, it is imperative that the End-User representatives understand the flow of the Gainsco system and be able to answer questions as to process flow, screen content, data element usage and navigation. Significant input will be required from the End-User and IT representatives to ensure that bottlenecks and process improvement opportunities are fully realized.

          DOCUMENT PROTOTYPE DATA ELEMENTS AND CONTROLS

          o Working with the appropriate Gainsco IT and End-User representatives, the ClientSoft consultant will document the GUI data elements and controls (click boxes, drop down lists and so forth) on each screen. These will be cross-referenced in the design document against the host fields documented in the `As-Is' process.

          o Screen edits and usability features are extremely important to identify at this juncture. When a user does not key all of the data required for a screen to commit, a `screen edit' is displayed. The goal is to ensure that one of these screen edits does not interrupt the flow of processing and that it is handled gracefully. Usability features are especially important to evaluate in situations where cryptic codes are used and should be replaced with more readable text.

          PERFORM ANALYSIS

          o The collected screen images and data elements and controls are analyzed and the Graphical User Interface Prototype document created from the material gathered. Each screen image is numbered along with each significant control and cross-referenced to the host screens to allow clearer discussion of process flow, specific data elements and screen flow and their impact on the complexity of the solution in the `To-Be' process development.

          o In addition to the `To-Be' GUI prototype, documentation will include pages describing each GUI screen and further broken down into paragraphs explaining each control's behavior and end state relationship to host screens. This information is critical to understanding how the ClientBuilder code must react to changes in the mainframe. Failure to identify prototype functions (check boxes, drop down lists, navigation requirements, etc) will create `holes' in the process flow which will surface once actual coding and acceptance testing begins. Such omissions in the requirements gathering process will create change request situations, which could affect deliverable timeframes and increase project costs.

          o It is imperative that the End-User representative understands the flow of the desired Gainsco process relative to the existing system and is able to answer questions as to screen content, data element usage and navigation. During this process, it is important to note where process flow will be positively impacted by the `To-Be' system. Solutions to bottlenecks and estimates of positive process improvement impacts over the `As-Is' system are important to identify for financial justification of the proposed system.

          STAGE REVIEW

          o A stage review meeting is scheduled to review the `As-Is' documentation to ensure completeness and accuracy. This is a critical juncture in the process and requires signoff by the Gainsco project manager prior to further analysis.

          DELIVERABLE: Gainsco Prototype defined.

          COMPLETION CRITERIA: This task is complete when the Gainsco Prototype has been defined and the phase acceptance form is signed by the Gainsco Project Manager.

          EXCEPTIONS: The pricing for the project is based upon the specific number of screens identified by Gainsco (up to 50 screens). Additional screens identified during the scope development or subsequent phases will require additional effort to document and will increase the price of the contract and time of delivery.

5.   DEVELOP FIXED PRICE PROPOSAL

          This task performs the following:

          Using the material developed in Tasks 1-4, the ClientSoft team will create a fixed-price proposal to develop the Gainsco solution. NOTE:
          This task is performed off-site and concludes the work effort for this scope development project.

          This will include (but is not limited to) the following areas:

          PHASE I: MOBILIZATION AND PROJECT SETUP

          o Development Server Installation Tasks -- These are tasks associated with the installation of the development servers required to support the solution.

          o Development Workstation Installation Tasks -- These are tasks associated with the installation of the development workstations required to support the solution.

          o Acceptance Test Plan -- A significant portion of mobilization is the development of test data and the acceptance test plan. ClientSoft consultants work with the End-User and IT representatives to ensure that a comprehensive acceptance test plan is built and readied for implementation at the appropriate time.

          PHASE II: DEVELOPMENT

          o Describes in detail, stage limited functional releases of the software developed by ClientSoft. ClientSoft consultants will begin the integration of ClientBuilder to the Gainsco system based on the specifications developed in the application scope document described in the deliverables to this project.

          o Any changes to the application scope will require a written request detailing the changes requested and any additional costs if applicable, signed by all parties.

          PHASE III: TESTING & ROLLOUT

          o Application testing and rollout. After the ClientBuilder application is integrated with the PDS back-end and the agent front-end according to the specification of the application scope document, the application testing and rollout phase will commence. Phase III represents 25% of the project deliverables.

          OUT OF SCOPE WORK

          o The fixed-price proposal will specifically identify items required for successful implementation of this project which are out of scope and provided for by Gainsco. Failure to provide these functions could adversely affect this project and Gainsco holds ClientSoft harmless in that event.

          DELIVERABLE: Gainsco Fixed Price Proposal

          COMPLETION CRITERIA: This task is complete when the Gainsco Fixed-Price Proposal has been defined and the phase acceptance form is signed by the Gainsco Project Manager.

          EXCEPTIONS: The pricing for the project is based upon the specific number of screens identified by Gainsco (up to 50 screens). Additional screens identified during the scope development or subsequent phases will require additional effort to document and will increase the price of the contract and time of delivery.

III. SCHEDULE OF SERVICES

ClientSoft shall begin work at a mutually agreed upon date upon the acceptance of this Statement of Work.

IV.  CLIENTSOFT'S RESPONSIBILITIES

     A. ClientSoft will assign a Project Manager, allocate appropriate resources, and use reasonable efforts to avoid project delay.

     B. ClientSoft will perform the Services described in this Statement of Work for the Project.

     C. ClientSoft shall provide at its own cost and expense the following software. ClientBuilder Software used to collect and document the host screens.

V.   GAINSCO'S RESPONSIBILITIES

     A. Gainsco will participate in Project Updates, if any, with ClientSoft in accordance with the timeframes as set forth in "Schedule 1 to Exhibit A - Project Update/Communications" annexed hereto.

     B. Gainsco will assign a Project Manager, allocate appropriate resources, and use its reasonable efforts to avoid Project delays.

     C. Gainsco shall provide at its own cost and expense the following Hardware and software:

          1. Developer Workstation:

          Prior to the start of the project, Gainsco will provide the necessary developer workstation and network Host connectivity necessary for completing this project. A minimum developer workstation is a Win95, Win98 or WinNT computer with 128 megs of Ram and approximately 1.0GB of free disk space. The workstation must have network access and terminal emulation to the Host.

VI.  KEY ASSUMPTIONS

The following are key assumptions made by ClientSoft of Gainsco and this project.

          1. The application and functions will be documented (scope document), signed by all parties, and attached to this Agreement as an appendix prior to application development.

          2. ClientSoft and Gainsco will assign a Project Manager, who will be the primary point of contact between parties prior to the commencement of this project.

          3. Gainsco shall make available to ClientSoft the required hardware (as defined in Gainsco's Responsibilities) at Gainsco's additional cost and expense before the contract start date.

          4. Gainsco shall make available to ClientSoft the required software (as defined in Gainsco's Responsibilities) at Gainsco's additional cost and expense before contract start date.

VII. PAYMENT

The prices to be paid to ClientSoft by Gainsco for the Services provided in accordance with this Statement of Work are as follows:

1.   SCHEDULE OF CHARGES

------------------------------------------------------------------
PROFESSIONAL SERVICES
------------------------------------------------------------------
Scope Development                                          25,000
------------------------------------------------------------------
PROJECT TOTAL                                              25,000
------------------------------------------------------------------

2.   INVOICING

ClientSoft will invoice Gainsco as follows:

Acceptance of Scope Document and signoff of project: 100%

Additional ClientSoft Professional Services requested by Customer that are not included in or exceed the scope of this Statement of Work and which are agreed to by both parties, shall be priced separately based on time and resource requirements (subject to increase in accordance with Sections 5(b) and 5(c) of the Agreement):

Customer shall pay ClientSoft's reasonable expenses, which are incurred by ClientSoft for travel, lodging, meals and cost of materials and equipment (i.e., printed materials, etc.).

VIII. CHANGE CONTROL PROCESS

The "Change Control Process" governs changes to the Project scope and deliverables during the life of the Project. The purpose of this process is to coordinate and properly document the development, installation and evaluation of new features and functionality during the Project. The process will apply to new Project components and to enhancements of existing Project components. The Change Control Process will be implemented from the start of the Project and will continue throughout the Project's duration.

     A. The Project Manager of the requesting party will submit a written Change Request to the Project Manager for the other party in the format identified in "Schedule 2 to Exhibit A - Change Request Form" annexed hereto.

     B. Both ClientSoft and Gainsco will review the proposed Change Request and either approve it for further study or reject it. The amount and payment of the costs of further study, if any, will be agreed upon by both ClientSoft and Gainsco. The results of the study will be used to determine the effect that the implementation of the Change Request will have on the Project cost and schedule.

     D. Once the parties have evaluated the Change Request, and have agreed to the change and the terms and conditions for the change, ClientSoft and Gainsco will complete and sign a "Change Request Evaluation Response Form" in the format identified in "Schedule 3 to Exhibit A" annexed hereto and setting forth the change and agreed terms and conditions.

IX.  ACCEPTANCE CRITERIA

A Deliverable will be considered accepted when each of the Completion Criteria has been met (see Project Scope). Gainsco's Project Manager will complete an acceptance form, in the format of "Schedule 4 to Exhibit A - Deliverable Acceptance Form" annexed hereto, for each Deliverable and provide such form to the ClientSoft Project Manager. The Project will be considered accepted when all of the Completion Criteria have been met. Gainsco's Project Manager will complete a Project acceptance form, in the format of "Schedule 5 to Exhibit A - Project Completion and Evaluation Summary" annexed hereto, and provide such form to the ClientSoft Project Manager.


Agreed and Accepted:


Gainsco, Inc:                           ClientSoft Inc.


By:                                     By:
   --------------------------------        -------------------------------------

Title:                                  Title:
      -----------------------------           ----------------------------------

Date:                                   Date:
     ------------------------------          -----------------------------------

                            SCHEDULE 1 TO EXHIBIT A

                          PROJECT UPDATE/COMMUNICATIONS

ClientSoft and Gainsco acknowledge that regular communication among and between the parties is essential to be Project's successful completion. The parties agree that, in addition to normal, day-to-day communication, Project Updates will be held:


      [ ] Twice Weekly (insert days of week meetings will be held on regularly

      [X] Weekly, every (insert day of week for regular update)

      [ ] Bi-weekly, every other (insert day of week for regular update)

  at 10:00 AM EST ON THURSDAYS (insert start time of regular update)

  via_____ on-site meeting held at__________________________(insert location)

      [X] teleconference, which will be initiated by ClientSoft (identify party)

The expected duration of each Project Update is estimated to be 1 hour.

Both ClientSoft and Gainsco's Project Managers will determine, and be responsible for the attendance of, the appropriate participants for each Project Update.

The ClientSoft Project manager will issue minutes of each Project Update within two (2) business days of the update. The minutes will include: attendee list, status of previously opened items, list new items including person(s) responsible for resolution, and summary of the Project's overall status. Other items will be added as appropriate.

Other meetings, correspondence, etc. will occur as necessary during the course of the Project. The regular Project Update is not intended to eliminate or replace other forms of communication between the parties.

                            SCHEDULE 2 TO EXHIBIT A

                              CHANGE REQUEST FORM

                           GAINSCO SCOPE DEVELOPMENT


Requester Name:
               --------------------------------------------

Requester Company Name:
                       ------------------------------------

Date Requested:
               --------------------------------------------

Response Requested By:
                      -------------------------------------

Change Requested:

(Provide a detailed description of the change requested, the area of the project plan/schedule being modified, and the benefits of making the change.)





Change Request Received:


Gainsco, Inc.:                            ClientSoft Inc.



Signed:                                   Signed:
       -------------------------------           -------------------------------

By:                                       By:
   -----------------------------------       -----------------------------------

Title:                                    Title:
      --------------------------------          --------------------------------

Date:                                     Date:
     ---------------------------------         ---------------------------------



Change Request No.:
                   -------------------

                           SCHEDULE 3 TO EXHIBIT A

                                CHANGE REQUEST

                           EVALUATION RESPONSE FORM


Change Request No.:
                   ----------------------------------------

Requester Name:
               --------------------------------------------

Review Date:
            -----------------------------------------------

Request No.           has been:
           ---------

               accepted without changes
      --------
               accepted with modification (see below)
      --------
               rejected
      --------


Modifications to Change Request:

(Insert any changes that are made to the original Change Request. Ensure that, whether or not modified, the Change Request as accepted identifies, in detail, the changes to the Project scope, deliverables, schedule and costs.)

Schedule Revision:

(Insert new dates or attach revised project plan/schedule, which show the impact of the Change Request, if any.)


Cost Revision:

(Define any additional costs to be incurred as a result of proposed changes. Include in responsible parties, payment due date and any additional deliverables or modifications to acceptance criteria)



Change Request Agreed and Accepted:



Gainsco, Inc.:                            ClientSoft Inc.,



By:                                       By:
   -----------------------------------       -----------------------------------

Title:                                    Title:
      --------------------------------          --------------------------------

Date:                                     Date:
     ---------------------------------         ---------------------------------

                            SCHEDULE 4 TO EXHIBIT A

                          DELIVERABLE ACCEPTANCE FORM



Statement of Work Number 99138 - Scope Document Development

Delivery Date:
              ----------------------------------------------------------------

Service(s) Provided:
                    ----------------------------------------------------------

------------------------------------------------------------------------------

ClientSoft Project Manager:
                           ---------------------------------------------------


===============================================================================
Project Deliverable     Acceptance Criteria      Completion Date     Amount Due
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

===============================================================================

* Identify the appropriate project deliverables from section II Project Scope which apply to this phase.


ClientSoft has met the milestones identified above and satisfactorily proved all related deliverables.


Gainsco Corporation:

Accepted By:
            ------------------------------------------------------------------

Name (print):
             -----------------------------------------------------------------

Title:
      ------------------------------------------------------------------------

Date:
     -------------------------------------------------------------------------

                            SCHEDULE 5 TO EXHIBIT A

                   PROJECT COMPLETION AND EVALUATION SUMMARY


Project Name: UMBRELLA POLICY SCOPE DEVELOPMENT

Project Description:

To collect requirements and develop a fixed cost project estimate.

Dates of Services:
                  -----------------------

ClientSoft Project Manager: tbd

Please take a few moments to help us serve you better by answering a few questions about our Services. Your opinion will help us deliver the service quality you expect. The information above is needed to compile service specific statistics.

For each of the following questions, using a 1-7 scale, please rate the level of satisfaction you have had by checking the appropriate box.

Satisfaction Rating

(1 = extremely dissatisfied, 7 = extremely satisfied, N/A = area does not apply)

1. Professionalism of ClientSoft personnel, who provided Services to you on         N/A   (1)   (2)   (3)   (4)   (5)   (6)   (7)
this project, (i.e., attitude, interpersonal skills, ethical standards, etc.)?

2. ClientSoft's ability to provide Services when requested?                         N/A   (1)   (2)   (3)   (4)   (5)   (6)   (7)

3. ClientSoft's level of technical knowledge about the Products and Systems         N/A   (1)   (2)   (3)   (4)   (5)   (6)   (7)
related to your needs?

4. ClientSoft's knowledge of your industry and business environment?                N/A   (1)   (2)   (3)   (4)   (5)   (6)   (7)

5. ClientSoft's ability to complete the Services you contracted for within the      N/A   (1)   (2)   (3)   (4)   (5)   (6)   (7)
established time frame?

6. ClientSoft's communication of plans, schedules and progress for the              N/A   (1)   (2)   (3)   (4)   (5)   (6)   (7)
Service(s) provided?

7. ClientSoft's accessibility and installation support when not on-site?            N/A   (1)   (2)   (3)   (4)   (5)   (6)   (7)

8. ClientSoft's written documentation (i.e., reports, procedure manuals, custom     N/A   (1)   (2)   (3)   (4)   (5)   (6)   (7)
program documentation)?

9. ClientSoft's ability to train your personnel as per the Statement of Work?       N/A   (1)   (2)   (3)   (4)   (5)   (6)   (7)

10. Overall, how do you rate ClientSoft's Services?                                 N/A   (1)   (2)   (3)   (4)   (5)   (6)   (7)

What is the most important thing we can do to improve your satisfaction with ClientSoft in the future?

             (PROVIDE AS MUCH INFORMATION AS YOU FEEL APPROPRIATE)





Gainsco Scope Development project is accepted as meeting the Deliverables as defined in the Statement of Work between ClientSoft and Gainsco, dated October 22, 1999.




Agreed and Signed:


Gainsco, Inc.:



By:
   ----------------------------

Title:
      -------------------------

Date:
     --------------------------